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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): December 23, 1998
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                      NATIONSBANC MONTGOMERY FUNDING CORP.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     333-62301                 56-193-0085
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
   of Incorporation)                                         Identification No.)


100 North Tryon Street,  Charlotte, North Carolina                   28255
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code (704) 386-2400
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         (Former Name or Former Address, if Changed Since Last Report: )



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Item 5. Other Events

               On December 23, 1998, NationsBanc Montgomery Funding Corp. (the "Depositor") issued its Mortgage Pass-Through Certificates, Series 1998-5 (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, NationsBanc Mortgage Corporation ("NMC"), as servicer, Bank of America, FSB ("BA"), as servicer, and Norwest Bank Minnesota, National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

               The Certificates are backed by certain mortgage loans assigned to the Depositor by NationsBanc Mortgage Capital Corporation ("NMCC") pursuant to
(i) the Assignment of Mortgage Loan Sale and Servicing Agreement, dated December 23, 1998, by and among the Depositor, as assignee, NMCC, as assignor, and NMC, as the original seller of the mortgage loans, relating to the Mortgage Loan Sale and Servicing Agreement, dated December 22, 1998, between NMC and NMCC and (ii) the Assignment of Mortgage Loan Sale and Servicing Agreement, dated December 23, 1998, by and among the Depositor, as assignee, NMCC, as assignor, and BA, as the original seller of the mortgage loans, relating to the Mortgage Loan Sale and Servicing Agreement, dated December 22, 1998, between BA and NMCC (collectively, the "Assignments"). The Assignments are annexed hereto as Exhibit 99.2 and
Exhibit 99.3.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1 Pooling and Servicing Agreement, dated as of December 1, 1998, by and among the Depositor, NMC, BA and the Trustee.

                  99.2 Assignment of Mortgage Loan Sale and Servicing Agreement, dated December 23, 1998, by and among the Depositor, NMCC and NMC relating to the Mortgage Loan Sale and Servicing Agreement, dated December 22, 1998, between NMC and NMCC.

                  99.3 Assignment of Mortgage Loan Sale and Servicing Agreement, dated December 23, 1998, by and among the Depositor, NMCC and BA relating to the Mortgage Loan Sale and Servicing Agreement, dated December 22, 1998, between BA and NMCC.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATIONSBANC MONTGOMERY FUNDING CORP.


                                      By:    /s/ Robert J. Perret
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                                      Name:  Robert J. Perret
Date:  December 23, 1998              Title: Senior Vice President




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                                  Exhibit Index


Exhibit                                                                   Page
-------                                                                   ----

99.1.   Pooling and Servicing Agreement (without Exhibits)                   5

99.2    Assignment of Mortgage Loan Sale and Servicing                     106
        Agreement relating to the Mortgage Loan Sale and Servicing Agreement, dated December 22, 1998, between NMC and NMCC.

99.3    Assignment of Mortgage Loan Sale and Servicing                     113
        Agreement relating to the Mortgage Loan Sale and Servicing Agreement, dated December 22, 1998, between BA and NMCC.




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